MUTUAL FUND SERIES TRUST

(THE “TRUST”)

Supplement dated April 2, 2012 to each Statement of Additional Information (“SAI”)

of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

AmericaFirst Absolute Return Fund	Class A, U, and I
AmericaFirst Defensive Growth Fund	Class A, U, and I
AmericaFirst Income Trends Fund	Class A, U, and I
AmericaFirst Quantitative Strategies Fund	Class A and C
Camelot Premium Return Fund	Class A and C
Catalyst Insider Long/Short Fund	Class A and C
Catalyst International Value Fund	Class A and C
Catalyst Large Cap Value Fund	Class A and C
Catalyst Strategic Value Fund	Class A and C
Catalyst Value Fund	Class A, C, and I
Catalyst/CP Core Equity Fund	Class A and C
Catalyst/CP Focus Large Cap Fund	Class A and C
Catalyst/CP Focus Mid Cap Fund	Class A and C
Catalyst/CP World Equity Fund	Class A and C
Catalyst/Groesbeck Growth of Income Fund	Class A, C, and I
Catalyst/Lyons Hedged Premium Return Fund	Class A and C
Catalyst/Lyons Tactical Allocation Fund	Class A and C
Catalyst/MAP Global Total Return Income Fund	Class A and C
Catalyst/MAP Global Capital Appreciation Fund	Class A and C
Catalyst/SMH High Income Fund	Class A and C
Catalyst/SMH Total Return Income Fund	Class A and C
Compass EMP Alternative Strategies Fund	Class A, C, and T
Compass EMP Multi-Asset Balanced Fund	Class A, C, and T
Compass EMP Multi-Asset Growth Fund	Class A, C, and T
Day Hagan Tactical Allocation Fund of ETFs	Class A and C
Delux Long-Short Fund (formerly Delux All Cap Stock Fund)	Class A, C, I, and N
Eventide Gilead Fund	Class A, C, Institutional, and Retail
JAG Large Cap Growth Fund	Class A, C, and I
Listed Private Equity Plus Fund	Class A and C
SMH Representation Trust
Vista Capital Appreciation Fund	Class A and C

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each Fund dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

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Effective April 1, 2012, Northern Lights Distributors, LLC (“NLD”) has replaced Matrix Capital Group, Inc. as the distributor of the Funds. In connection with this change, the information contained under the heading “Distributor” of each SAI is deleted in its entirety and replaced with the following:

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

All references in the SAI to the “Distributor” shall refer to NLD, and any other reference to Matrix Capital Group, Inc. as the distributor of the Funds should be disregarded.

In addition, effective March 1, 2012, Jerry Szilagyi, an interested trustee of the Trust, replaced Christopher Anci as President and Principal Executive Officer of the Trust, and effective March 15, 2012, Jennifer A. Bailey replaced David F. Ganley as the Chief Compliance Officer of the Trust.

In accordance with such change, the table under the section “TRUSTEES AND OFFICERS - Interested Trustee and Officers” is replaced with the following:

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Principal Executive Officer	Trustee since 7/2006; President and Principal Executive Officer since 3/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; President, USA Mutuals, 6/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	25	None
David F. Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Year of Birth: 1947	Secretary, Treasurer, and Principal Financial Officer	Secretary since 6/2006; Treasurer since 7/2006;	Senior V.P. of Matrix Capital Group, Inc. since 2/2005.	N/A	N/A
Jennifer A. Bailey 22 High Street Huntington, NY 11743 Year of Birth: 1968	Chief Compliance Officer	Since 3/2012

Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010;

Attorney, Law Offices of Thomas J. Bailey, 7/2007 to 12/2008;

Consultant/Senior Counsel, BISYS Fund Services, 9/2002 to 7/2007.

				N/A	N/A

* The term of office of each Trustee is indefinite.

All references to Christopher Anci in each SAI should be disregarded.

You should read this Supplement in conjunction with the each Fund’s currentSAI, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 855-723-3589 or by writing to 630 Fitzwatertown Road, Building A, 2nd Floor,Willow Grove, PA  19090.

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Please retain this Supplement for future reference.